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                                                                    EXHIBIT 24.1



                        POWER OF ATTORNEY OF DIRECTORS

     KNOW BY ALL PERSONS BY THESE PRESENTS:

     Each of the undersigned hereby constitutes and appoints Victor J. Bacigalupi, W. Roger Haughton, and John M. Lorenzen, Jr. and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-8 relating to 3,500,000 shares of Common Stock issuable under The PMI Group, Inc. Equity Incentive Plan and any and all amendments of such Registration Statements, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

    /s/ Mariann Byerwalter                             May 17, 2001
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        Mariann Byerwalter

    /s/ Dr. James C. Castle                            May 17, 2001
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        Dr. James C. Castle

    /s/ Donald C. Clark                                May 17, 2001
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        Donald C. Clark

    /s/ W. Roger Haughton                              May 17, 2001
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        W. Roger Haughton

    /s/ Wayne E. Hedien                                May 17, 2001
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        Wayne E. Hedien

    /s/ Louis G. Lower II                              May 17, 2001
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        Louis G. Lower II

    /s/ Raymond L. Ocampo, Jr.                         May 17, 2001
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        Raymond L. Ocampo, Jr.

    /s/ John D. Roach                                  May 17, 2001
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        John D. Roach

    /s/ Dr. Kenneth T. Rosen                           May 17, 2001
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        Dr. Kenneth T. Rosen
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    /s/ Richard L. Thomas                              May 17, 2001
  -----------------------------------
        Richard L. Thomas

    /s/ Mary Lee Widener                               May 17, 2001
  -----------------------------------
        Mary Lee Widener

    /s/ Ronald H. Zech                                 May 17, 2001
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        Ronald H. Zech